UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2023 (October 25, 2023)

Date of Report (Date of earliest event reported)

ABRI SPAC I, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9663 Santa Monica Blvd., No. 1091
Beverly Hills, CA 90210

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(424) 732-1021

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	ASPAU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	ASPA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	ASPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 25, 2023, the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notified Abri SPAC I, Inc., a Delaware corporation (“Abri” or the “Company”) that trading in the Company’s common stock, units and warrants had been halted, as the Company no longer satisfies the continued listing standard of maintaining 500,000 publicly traded shares (the “Trading Halt”). While the Trading Halt is in place, the Company understands that its common stock, warrants and units cannot be traded on any other exchange or in the over-the-counter market.

Important Information About the Merger and Where to Find It

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination transaction among the Company, Abri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Abri (“Merger Sub”), Logiq, Inc., a Delaware corporation (“DLQ Parent”) whose common stock is quoted on the OTCQX Market under the ticker symbol, “LGIQ”, and DLQ, Inc., a Nevada corporation (“DLQ”) and wholly owned subsidiary of DLQ Parent (the “Merger”). This report shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, the combined company or LGIQ, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The definitive proxy statement/prospectus has been mailed to Abri’s stockholders in connection with the proposed Merger. Abri stockholders are able to obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Abri SPAC I, Inc., at info@abriadv.com.

Participants in the Solicitation

Abri, DLQ and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Abri’s stockholders in connection with the proposed Merger. Abri’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Abri in Abri’s final prospectus filed with the SEC on August 11, 2021 in connection with Abri’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Abri’s stockholders in connection with the proposed Merger as set forth in the proxy statement/prospectus for the proposed Merger. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger is included in the proxy statement/prospectus that Abri filed with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, achievement of the Management and Sponsor Earnout Shares, other performance metrics, projections of market opportunity, expected management and governance of the post-business combination company and expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Abri’s and DLQ’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Abri and DLQ. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Abri’s and DLQ’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, investors and security holders of Abri should not rely on any of these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2023	ABRI SPAC I, INC.

	By:	/s/ Jeffrey Tirman
	Name:	Jeffrey Tirman
	Title:	Chief Executive Officer